CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2005

ANALYTICA BIO-ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-127170 (Commission File Number)	98-0476582 (IRS Employer ID No.)

1896 Stoneybrook Court, Mississauga, Ontario, Canada  L5L 3W2

(Address of principal executive office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 15, 2015 Luiz Brasil resigned as President and Director, George Parselias resigned as Chief Financial Officer and Director, and John Campana resigned as a Director of the Corporation.

On January 15, 2015 Kevin Wu who is the Chief Executive Officer was elected as President and as a Director, Mike Lee was elected as a Director, Iris Lo was elected as a Director and Mei-Chen Chen was elected as Chief Financial Officer of the Corporation.

Item 9.01 Financial Statements and Exhibits

Exhibits

10.1

Written Consent Resolution

10.2

Resignation – George Parselias

10.3

Resignation – Luiz Brasil

10.4

Acceptance – Michael Lee

10.5

Acceptance – Iris Lo

10.6

Resignation – John Campana

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized on January 20, 2015.

ANALYTICA BIO-ENERGY CORP.

By: /S/ Kevin Wu

Kevin Wu

President